SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                February 12, 2009
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                            American TonerServ Corp.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter


         Delaware                  333-120688                 33-0686105
---------------------------     ---------------      ---------------------------
State or Other Jurisdiction     Commission File      IRS Employer Identification
     of Incorporation               Number                      Number


         420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 502. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 12, 2009, American TonerServ Corp. ("the Company") entered into a new compensation arrangement with Andrew Beaurline, the Company's Senior Vice President of Corporate Development and Strategy. Under his new compensation arrangement, effective February 1, 2009, Mr. Beaurline will receive an annual salary of $24,000 and will receive deferred bonuses totaling $33,650 during 2009.

     On February 16, 2009, the Company entered into a new compensation arrangement with Michael V. Ducey, who previously held the position of Senior Vice President of Sales and Marketing but now serves as President of the Company's NC TonerServ subsidiary. Under his new compensation arrangement, effective February 1, 2009, Mr. Ducey will receive an annual salary of $75,000; minimum bonuses of $15,250 during the period of March through July of 2009; and additional bonuses based on the profitability of NC TonerServ.

     The forgoing summary of terms of the new compensation arrangements with Messrs. Beaurline and Ducey does not include a discussion of all of the provisions of their individual compensation plans which are filed as Exhibits
10.1 and 10.2 to this Report on Form 8-K and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.  The following exhibits are filed herewith:

     Exhibit 10.1 - Compensation Plan effective February 1, 2009 with
                    Andrew Beaurline

     Exhibit 10.2 - Compensation Plan effective February 1, 2009 with
                    Michael V. Ducey


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               AMERICAN TONERSERV CORP.



Dated: February 19, 2009                       By: /s/ Chuck Mache
                                                   Chuck Mache, President





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